UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2011

HUMAN GENOME SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14169	22-3178468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Shady Grove Road, Rockville, Maryland	20850-7464
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 309-8504

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 14, 2011, the Company issued the press release attached as Exhibit 99.1 to this Form 8-K, which includes Company guidance regarding 2011 year-end cash, 2011 selling, general & administrative expense and research & development expense and the Company’s expectation for achievement of profitability.

On April 14, 2011, representatives of the Company will host an Analyst & Investor Meeting beginning at 1:00 pm Eastern Time. The meeting will be webcast and may be accessed at www.hgsi.com. During this meeting, the Company will present the slides attached as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated April 14, 2011.

99.2 Slide Presentation, dated April 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

By:	/s/ James H. Davis, Ph.D.

Name: James H. Davis, Ph.D. Title: Executive Vice President, General Counsel and Secretary

Date: April 14, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated April 14, 2011.

99.2	Slide Presentation, dated April 14, 2011.